NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Schedule of net income per common share

Basic earnings per share are computed on the weighted average of common shares outstanding during each year. Diluted earnings per share include only an increase in the weighted average shares by the common shares issuable upon exercise of employee, director and consultant stock options (See Note 6).

	Fiscal Year Ended
	Twelve Months December 31, 2018	Ten Months December 31, 2017

Net income	$910,570	$904,957

Weighted Average Outstanding Shares:
Outstanding shares	38,128,260	37,897,632
Option shares includable	793,362	547,850
	38,921,622	38,445,482

Net income per share
Basic	$0.02	$0.02
Diluted	$0.02	$0.02